SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION

                                   --------

            Deutsche CROCI (Reg. TM) Sector Opportunities Fund


All references and disclosure in the fund's currently effective Statements of Additional Information to the fund's status as a non-diversified fund are hereby deleted. The following replaces related disclosure in the "INVESTMENT RESTRICTIONS" section of the fund's Statements of Additional Information Part
I:



The fund has elected to be classified as a diversified series of an open-end management investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer (other than cash and cash items, US government securities or securities of other investment companies) or invest in more than 10% of the outstanding voting securities of such issuer. A fund's election to be classified as diversified under the 1940 Act may not be changed without the vote of a majority of the outstanding voting securities (as defined herein) of the fund.


               Please Retain This Supplement for Future Reference












June 5, 2017
SAISTKR-350

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